Exhibit 10.6
ELEVENTH AMENDMENT TO LEASE
This ELEVENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of August 25, 2022, by and among the entities listed on Schedule A attached hereto (collectively, and together with their respective successors and assigns, “Landlord”), the entities listed on Schedule B attached hereto (collectively, and together with their respective successors and assigns, “Tenant”) and, solely for the purposes of the penultimate paragraph of Section 1.1 of the Lease (as defined below), Propco TRS LLC, a Delaware limited liability company (“Propco TRS”).
RECITALS
WHEREAS, Landlord, Tenant and, solely for the purposes of the penultimate paragraph of Section 1.1 of the Lease, Propco TRS, are parties to that certain Lease (Non-CPLV), dated as of October 6, 2017, as amended by that certain First Amendment to Lease (Non-CPLV), dated as of December 22, 2017, as amended by that certain Second Amendment to Lease (Non-CPLV) and Ratification of SNDA, dated as of February 16, 2018, as amended by that certain Third Amendment to Lease (Non-CPLV), dated as of April 2, 2018, as amended by that certain Fourth Amendment to Lease (Non-CPLV), dated as of December 26, 2018, as amended by that certain Omnibus Amendment to Leases, dated as of June 1, 2020, as amended by that certain Fifth Amendment to Lease (Non-CPLV), dated as of July 20, 2020, as amended by that certain Sixth Amendment to Lease, dated as of September 30, 2020, as amended by that certain Amended and Restated Omnibus Amendment to Leases, dated as of October 27, 2020, as amended by that certain Seventh Amendment to Lease, dated as of November 18, 2020, as amended by that certain Eighth Amendment to Lease, dated as of September 3, 2021, as amended by that certain Ninth Amendment to Lease, dated as of November 1, 2021, and as amended by that certain Tenth Amendment to Lease, dated as of December 30, 2021 (collectively, as amended, the “Lease”), pursuant to which Landlord leases to Tenant, and Tenant leases from Landlord, certain real property as more particularly described in the Lease;
WHEREAS, on the date hereof, Miscellaneous Land LLC, as seller, and Ruben D. Villarreal and Nancy T. Villareal, as buyer, are closing a purchase and sale transaction under that certain Unimproved Property Contract, dated as of July 11, 2022, with respect to certain real property located in Splendora, Texas, which is described on Annex B (the “Splendora Property”) (the purchase and sale of the Splendora Property is referred to herein as the “Splendora Transaction”); and
WHEREAS, the Splendora Transaction is being consummated by Landlord pursuant to Section 18.3 of the Lease; and in connection therewith, the parties hereto desire to amend the Lease as set forth herein.
NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.Definitions. Except as otherwise defined herein, all capitalized terms used herein without definition shall have the meanings applicable to such terms, respectively, as set forth in the Lease.

2.Amendments to the Lease. Effective as of the date hereof:
A.Termination of the Lease as to the Splendora Property.

i.the Lease is hereby terminated with respect to the Splendora Property, the Splendora Property no longer constitutes Leased Property under the Lease, and neither Landlord nor Tenant has any further liabilities or obligations under the Lease, from and after the date hereof, in respect of the Splendora Property and the Splendora Facility (provided that any such liabilities or obligations arising prior to such date shall not be terminated, limited or affected by or upon entry into this Amendment); and
ii.the Guaranty hereby automatically, and without further action by any party, ceases to apply with respect to any Obligations (as defined in the Guaranty) with respect to the Splendora Property or the Splendora Facility to the extent arising from and after the date hereof (provided that any such Obligations arising prior to such date shall not be terminated, limited or affected by or upon entry into this Amendment). The term “Splendora Facility” refers to the applicable Facility identified as Facility 17 on the list of the Facilities annexed as Exhibit A to the Lease (prior to giving effect to the replacement of said Exhibit A pursuant to Section 2.E.i of this Amendment).
B.Rent. Landlord and Tenant hereby expressly acknowledge and agree that there shall be no reduction in the Rent under the Lease as a result of the removal of the Splendora Property from the Lease or otherwise as a result of the Splendora Transaction.
C.Variable Rent. From and after the date hereof, for purposes of any calculation of Variable Rent under the Lease, including any adjustments in Variable Rent based on increases or decreases in Net Revenue, such calculations of Net Revenue shall exclude Net Revenue attributable to the Splendora Property.
D.Splendora Transaction.
iii.Each of Landlord and Tenant hereby acknowledges and agrees that the removal of the Splendora Property from the Lease was made in connection with Landlord’s conveyance of the Splendora Property pursuant to Section 18.3 of the Lease. The treatment of the Splendora Transaction hereunder is not intended to serve as a precedent for the treatment of future dispositions (if any) which may be effectuated under any applicable provision of the Lease or otherwise.
E.Revisions to Exhibits and Schedules to the Lease. The Exhibits and Schedules to the Lease are hereby amended as follows:
iv.Facilities. Exhibit A annexed to the Lease (setting forth the list of Facilities under the Lease) is hereby amended such that the Splendora Property is hereby deleted from said Exhibit A, and Exhibit A is hereby replaced with the replacement Exhibit A that is annexed hereto as Annex A.
v.Legal Description (Splendora Property). The legal descriptions with respect to the Leased Property set forth on Exhibit B annexed to the Lease is hereby amended such that the legal description with respect to the Leased Property pertaining to the Splendora Property, as set forth on Annex B attached hereto, is hereby deleted from said Exhibit B.
vi.Description of Title Policies. The list of Title Policies set forth on Exhibit J annexed to the Lease is hereby amended such that the reference thereon to the Title Policy relating solely to the Splendora Property is hereby deleted from said Exhibit J.
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vii.Permitted Property Sales. The list of properties set forth on Schedule 7 annexed to the Lease is hereby amended such that the following property listed thereon is hereby deleted from said Schedule 7:
3.No Other Modification or Amendment to the Lease. The Lease shall remain in full force and effect except as expressly amended or modified by this Amendment. From and after the date of this Amendment, all references in the Lease to the “Lease” shall be deemed to refer to the Lease as amended by this Amendment. For the avoidance of doubt, the Lease shall continue in full force and effect with respect to the balance of the Leased Property (other than the Splendora Property as of the date hereof in accordance with Section 2 of this Amendment).
4.Governing Law; Jurisdiction. This Amendment shall be construed according to and governed by the laws of the jurisdiction(s) specified by the Lease without regard to its or their conflicts of law principles. The parties hereto hereby irrevocably submit to the jurisdiction of any court of competent jurisdiction located in such applicable jurisdiction in connection with any proceeding arising out of or relating to this Amendment.
5.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Facsimile and/or .pdf signatures shall be deemed to be originals for all purposes.
6.Effectiveness. This Amendment shall be effective, as of the date hereof, only upon execution and delivery by each of the parties hereto.
7.Miscellaneous. If any provision of this Amendment is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Amendment will remain in full force and effect. Neither this Amendment nor any provision hereof may be changed, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of such change, modification, waiver, discharge or termination is sought. The paragraph headings and captions contained in this Amendment are for convenience of reference only and in no event define, describe or limit the scope or intent of this Amendment or any of the provisions or terms hereof. This Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the date hereof.
LANDLORD:
HORSESHOE COUNCIL BLUFFS LLC
HARRAH’S COUNCIL BLUFFS LLC
HARRAH’S METROPOLIS LLC
NEW HORSESHOE HAMMOND LLC
NEW HARRAH’S NORTH KANSAS CITY LLC
GRAND BILOXI LLC
HORSESHOE TUNICA LLC
NEW TUNICA ROADHOUSE LLC
CAESARS ATLANTIC CITY LLC
WWW PROPCO LLC
HARRAH’S LAKE TAHOE LLC
HARVEY’S LAKE TAHOE LLC
HARRAH’S RENO LLC
VEGAS DEVELOPMENT LLC
VEGAS OPERATING PROPERTY LLC
MISCELLANEOUS LAND LLC
PROPCO GULFPORT LLC
PHILADELPHIA PROPCO LLC
HARRAH’S ATLANTIC CITY LLC
NEW LAUGHLIN OWNER LLC
HARRAH’S NEW ORLEANS LLC
each, a Delaware limited liability company

By:
Name: David Kieske
Title: Treasurer
HORSESHOE BOSSIER CITY PROP LLC,
a Louisiana limited liability company

By:
Name: David Kieske
Title: Treasurer

[Signatures Continue on Following Pages]

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TENANT:
CEOC, LLC, a Delaware limited liability company,
HBR REALTY COMPANY LLC, a Nevada limited liability company,
HARVEYS IOWA MANAGEMENT COMPANY LLC, a Nevada limited liability company,
SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES LLC, an Illinois limited liability company,
HORSESHOE HAMMOND, LLC, an Indiana limited liability company,
HARRAH’S NORTH KANSAS CITY LLC, a Missouri limited liability company,
GRAND CASINOS OF BILOXI, LLC, a Minnesota limited liability company,
ROBINSON PROPERTY GROUP LLC, a Mississippi limited liability company,
TUNICA ROADHOUSE LLC, a Delaware limited liability company,
CAESARS NEW JERSEY LLC, a New Jersey limited liability company,
HARVEYS TAHOE MANAGEMENT COMPANY LLC, a Nevada limited liability company,
CASINO COMPUTER PROGRAMMING, INC., an Indiana corporation,
HARVEYS BR MANAGEMENT COMPANY, INC., a Nevada corporation,
HARRAH’S LAUGHLIN, LLC, a Nevada limited liability company,
JAZZ CASINO COMPANY, L.L.C., a Louisiana limited liability company

By:
Name: Bret D. Yunker
Title: Chief Financial Officer

[Signature Page to Eleventh Amendment to Regional Lease]1

HORSESHOE ENTERTAINMENT,
a Louisiana limited partnership

By:    New Gaming Capital Partnership,
    a Nevada limited partnership,
    its general partner

    By:    Horseshoe GP, LLC,
        a Nevada limited liability company,
        its general partner

        By:
        Name: Bret D. Yunker
        Title: Chief Financial Officer
BOARDWALK REGENCY LLC,
a New Jersey limited liability company

By:    Caesars New Jersey LLC,
    a New Jersey limited liability company,
    its sole member

    By:
    Name: Bret D. Yunker
    Title: Chief Financial Officer
HOLE IN THE WALL, LLC,
a Nevada limited liability company

By:    CEOC, LLC,
    a Delaware limited liability company,
    its sole member

    By:
    Name: Bret D. Yunker
    Title: Chief Financial Officer

[Signature Page to Eleventh Amendment to Regional Lease]1

CHESTER DOWNS AND MARINA, LLC,
a Pennsylvania limited liability company

By:    Harrah’s Chester Downs Investment Company, LLC,
    its sole member

    By:
    Name: Bret D. Yunker
    Title: Chief Financial Officer
HARRAH’S ATLANTIC CITY OPERATING COMPANY, LLC,
a New Jersey limited liability company

By:    Caesars Resort Collection, LLC,
    a Delaware limited liability company,
    its sole member

    By:
    Name: Bret D. Yunker
    Title: Chief Financial Officer

[Signature Page to Eleventh Amendment to Regional Lease]1

Acknowledged and agreed, solely for the purposes of the penultimate paragraph of Section 1.1 of the Lease:

PROPCO TRS LLC,
a Delaware limited liability company

By:
Name: David Kieske
Title: Treasurer

[Signature Page to Eleventh Amendment to Regional Lease]1

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR
The undersigned (“Guarantor”) hereby: (a) acknowledges receipt of the Eleventh Amendment to Lease (the “Amendment”; capitalized terms used herein without definition having the meanings set forth in the Amendment), dated as of August 25, 2022, by and among the entities listed on Schedule A attached thereto, as Landlord, and the entities listed on Schedule B attached thereto, as Tenant, and the other parties party thereto; (b) consents to the terms and execution thereof; (c) ratifies and reaffirms Guarantor’s obligations to Landlord pursuant to the terms of that certain Guaranty of Lease, dated as of July 20, 2020 (the “Guaranty”), by and between Guarantor and Landlord, and agrees that, except as expressly set forth in Section 2.A.ii of the Amendment, nothing in the Amendment in any way impairs or lessens the Guarantor’s obligations under the Guaranty; and (d) acknowledges and agrees that the Guaranty is in full force and effect and is valid, binding and enforceable in accordance with its terms.
IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment and Agreement of Guarantor to be duly executed as of August 25, 2022.

[Acknowledgment and Agreement of Guarantor]1

CAESARS ENTERTAINMENT, INC.

By:
Name: Bret D. Yunker
Title: Chief Financial Officer

[Signature Page to Acknowledgment and Agreement of Guarantor]1

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Schedule A
LANDLORD ENTITIES
Horseshoe Council Bluffs LLC
Harrah’s Council Bluffs LLC
Harrah’s Metropolis LLC
New Horseshoe Hammond LLC
Horseshoe Bossier City Prop LLC
New Harrah’s North Kansas City LLC
Grand Biloxi LLC
Horseshoe Tunica LLC
New Tunica Roadhouse LLC
Caesars Atlantic City LLC
WWW Propco LLC
Harrah’s Lake Tahoe LLC
Harvey’s Lake Tahoe LLC
Harrah’s Reno LLC
Vegas Development LLC
Vegas Operating Property LLC
Miscellaneous Land LLC
Propco Gulfport LLC
Philadelphia Propco LLC
Harrah’s Atlantic City LLC
New Laughlin Owner LLC
Harrah’s New Orleans LLC

Schedule A

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Schedule B
TENANT ENTITIES
CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.
HBR Realty Company LLC
Harveys Iowa Management Company LLC
Southern Illinois Riverboat/Casino Cruises LLC
Horseshoe Hammond, LLC
Horseshoe Entertainment
Harrah’s North Kansas City LLC
Grand Casinos of Biloxi, LLC
Robinson Property Group LLC
Tunica Roadhouse LLC
Boardwalk Regency LLC
Caesars New Jersey LLC
Harveys Tahoe Management Company LLC
Casino Computer Programming, Inc.
Harveys BR Management Company, Inc.
Hole in the Wall, LLC
Chester Downs and Marina, LLC
Harrah’s Atlantic City Operating Company, LLC
Harrah’s Laughlin, LLC
Jazz Casino Company, L.L.C.

Schedule B
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Annex A
EXHIBIT A
FACILITIES

No.	Property	State	Fee Owner	Operating Entity
1.	Horseshoe Council Bluffs	Iowa	Horseshoe Council Bluffs LLC	HBR Realty Company LLC Harveys BR Management Company, Inc.
2.	Harrah’s Council Bluffs	Iowa	Harrah's Council Bluffs LLC	Harveys Iowa Management Company LLC CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.
3.	Harrah’s Metropolis	Illinois	Harrah's Metropolis LLC	Southern Illinois Riverboat/Casino Cruises LLC
4.	Horseshoe Hammond	Indiana	New Horseshoe Hammond LLC	Horseshoe Hammond, LLC
5.	Horseshoe Bossier City	Louisiana	Horseshoe Bossier City Prop LLC	Horseshoe Entertainment
6.	Harrah’s North Kansas City	Missouri	New Harrah's North Kansas City LLC	Harrah’s North Kansas City LLC
7.	Harrah’s Gulf Coast (formerly known as Grand Biloxi Casino Hotel) and Biloxi Land	Mississippi	Grand Biloxi LLC	Grand Casinos of Biloxi, LLC Casino Computer Programming, Inc.
8.	Horseshoe Tunica	Mississippi and Arkansas	Horseshoe Tunica LLC	Robinson Property Group LLC
Annex A-1
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9.	Tunica Roadhouse	Mississippi	New Tunica Roadhouse LLC	Tunica Roadhouse LLC
10.	Caesars Atlantic City (includes Wild Wild West and Block 488 Parcel)	New Jersey	Caesars Atlantic City LLC Bally's Atlantic City LLC	Boardwalk Regency LLC Caesars New Jersey LLC
11.	Harrah’s Lake Tahoe	Nevada	Harrah's Lake Tahoe LLC	Harveys Tahoe Management Company LLC CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.
12.	Harvey’s Lake Tahoe	Nevada and California	Harvey's Lake Tahoe LLC	Harveys Tahoe Management Company LLC
13.	Reno Billboard Parcel	Nevada	Harrah's Reno LLC	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.
14.	Las Vegas Land Assemblage Properties	Nevada	Vegas Development LLC	Hole in the Wall, LLC CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.
15.	Harrah’s Airplane Hangar	Nevada	Vegas Operating Property LLC	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.
Annex A-2
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16.	Land Leftover from Harrah’s Gulfport	Mississippi	Propco Gulfport LLC	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.
17.	Vacant Land at Turfway Park	Kentucky	Miscellaneous Land LLC	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.
18.	Harrah’s Philadelphia	Pennsylvania	Philadelphia Propco LLC	Chester Downs and Marina, LLC
19.	Harrah’s Atlantic City	New Jersey	Harrah’s Atlantic City LLC	Harrah’s Atlantic City Operating Company, LLC
20.	Harrah’s Laughlin	Nevada	New Laughlin Owner LLC	Harrah’s Laughlin, LLC
21.	Harrah’s New Orleans	Louisiana	Harrah’s New Orleans LLC	Jazz Casino Company, L.L.C.

Annex A-3
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Annex B
Splendora Property
Lot 2, Block 2, White Oak Plantation Subdivision, Section 2, a subdivision in Montgomery County, Texas, according to the map or plat thereof recorded in Cabinet C, Sheet 198A, Map Records of Montgomery County, Texas.

Annex B-1
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